STANDARD FORM
                                INDUSTRIAL LEASE
                                 (SINGLE TENANT)


Landlord  HEWSON/BRECKNER-BASELINE, L.L.C., an Arizona limited liability company
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Tenant          ACTION PERFORMANCE COMPANIES, INC., an Arizona corporation
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                            Dated as of April 8, 1997


                                TABLE OF CONTENTS



1.    Defined Terms............................................................1

2.    Leased Premises..........................................................2
      (a)      Property to be Leased...........................................2
      (b)      Reserved Rights of Landlord.....................................2

3.    Completion of Premises...................................................2
      (a)      Plans...........................................................2
      (b)      Scheduled Commencement Date; Delays Caused by Tenant............3
      (c)      Remedy..........................................................3
      (d)      Changes.........................................................3
      (e)      Ready for Occupancy.............................................4
      (f)      Construction Representative.....................................4
      (g)      Early Entry.....................................................4
      (h)      Quality of Construction.........................................4
      (i)      Tenant Improvement Allowance. ..................................5

4.    Term.....................................................................5

5.    Rent.....................................................................6
      (a)      Fixed Rent......................................................6
      (b)      Adjustments.  ..................................................6
      (c)      Pro Rata Rent...................................................6
      (d)      Net Lease.......................................................6

6.    Security.................................................................6
      (a)      Security Deposit................................................6
      (b)      Lien and Security Interest.  ...................................7

7.    Use......................................................................7
      (a)      General.........................................................7
      (b)      Compliance with Law.............................................7
      (c)      Existing Title and Condition of Premises........................7
      (d)      Signs...........................................................8
      (e)      Governmental Regulation.........................................8

8.    Maintenance and Repairs..................................................8
      (a)      Tenant's Maintenance............................................8
      (b)      Landlord's Obligations to Repair................................8
      (c)      Surrender.......................................................9

9.    Utilities................................................................9

10.   Alterations and Additions................................................9
      (a)      Limitation......................................................9
      (b)      Liens..........................................................10
      (c)      Removal........................................................10

11.   Insurance...............................................................10
      (a)      General Liability..............................................10
      (b)      Extended Coverage..............................................10
      (c)      Policies.......................................................11
      (d)      Waiver of Subrogation..........................................11
      (e)      Tenant's Contents..............................................11
      (f)      Workmen's Compensation.........................................11
      (g)      Rental Income Insurance........................................12

12.   Indemnity; Exemption of Landlord from Liability.........................12
      (a)      General........................................................12
      (b)      Tenant's Business..............................................12

13.   Damage or Destruction; Obligation to Rebuild............................12
      (a)      Landlord's Obligation to Rebuild...............................12
      (b)      Abatement of Rent..............................................12
      (c)      Option to Terminate............................................13
      (d)      Uninsured Casualties...........................................13
      (e)      Damage Near End of Term........................................13
      (f)      Tenant's Waiver................................................13

14.   Taxes and Assessments...................................................14
      (a)      Payment........................................................14
      (b)      Definition.....................................................14
      (c)      Separate Assessment............................................14
      (d)      Personal Property..............................................14
      (e)      Rent Tax.......................................................14
      (f)      Declaration.  .................................................14
      (g)      Project Assessments............................................14
      (h)      Right to Contest...............................................15

15.   Condemnation............................................................15
      (a)      Rent Reduction or Lease Termination............................15
      (b)      Award..........................................................15
      (c)      Temporary Condemnation.........................................15

16.   Assignment and Subletting...............................................16
      (a)      Consent........................................................16
      (b)      Tenant's Continuing Liability..................................16
      (c)      Information....................................................16
      (d)      Excess Sublease Rental.........................................16
      (e)      Release........................................................17
      (f)      Controlled Entity..............................................17
      (g)      Attorneys' Fees................................................17

17.   Defaults; Remedies......................................................17
      (a)      Defaults.......................................................17
      (b)      Remedies.......................................................18
      (c)      Late Charges...................................................20
      (d)      Payment or Performance by Landlord.............................21
                                      -ii-
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18.   Miscellaneous...........................................................21
      (a)      Estoppel Certificates..........................................21
      (b)      Landlord's Liability...........................................22
      (c)      Construction...................................................22
      (d)      Interest on Past-Due Obligations...............................22
      (e)      Time of Essence................................................22
      (f)      Counterparts.  ................................................22
      (g)      Incorporation of Prior Agreements; Amendments..................22
      (h)      Notices........................................................22
      (i)      Waivers........................................................23
      (j)      Recording......................................................23
      (k)      Holding Over...................................................23
      (l)      Covenants and Conditions.......................................23
      (m)      Binding Effect.................................................23
      (n)      Subordination..................................................23
      (o)      Attorneys' Fee.................................................24
      (p)      Landlord's Access..............................................24
      (q)      Auctions.  ....................................................24
      (r)      Merger.........................................................24
      (s)      Joint and Several Liability....................................24
      (t)      Individual Liability...........................................24
      (u)      Attornment.....................................................24
      (v)      Lenders Right to Cure..........................................25
      (w)      Revisions to Lease.  ..........................................25
      (x)      Administrative Charge..........................................25
      (y)      Estimated Payments.............................................25

19.   Toxic Materials.........................................................26
      (a)      Definitions....................................................26
      (b)      Prohibition on Hazardous Materials.............................26
      (c)      Exception to Prohibition.......................................26
      (d)      Compliance with Environmental Laws.............................27
      (e)      Environmental Notices..........................................27
      (f)      Tenant's Environmental Indemnity...............................27
      (g)      Remedial Work at Tenant's Expense..............................27
      (h)      Landlord's Option..............................................28
      (i)      Injunctive Relief..............................................28
      (j)      Self-Help......................................................28
      (k)      Other Tenants and Owners.......................................28
      (l)      Environmental Inspection.......................................28
      (m)      Surrender of Premises - Environmental Considerations...........29
      (n)      Landlord's Environmental Indemnity.............................29
      (o)      Remedial Work at Landlord's Expense............................29


Exhibit A      The Site Plan for Premises
Exhibit B      Legal Description of Property
Exhibit C      Space Plan for Tenant Improvements
Exhibit D      Certain Tenant Improvements to be Furnished by Landlord
Exhibit E      Parking Plan
Exhibit F      Option to Extend Term
Exhibit G      Hazardous Materials
Exhibit H      Tenant's Sign Plan

         1. Defined Terms. Each reference in this Lease to any of the following terms shall incorporate the data stated for that term. Other terms are as defined in the Lease.

         (a)  Landlord and Landlord's     HEWSON/BRECKNER-BASELINE, L.L.C.
              Address (subparagraph       c/o Hewson Properties, Inc.
              18(h)):                     4636 East University Drive, Suite 265
                                          Phoenix, AZ  85034

         (b)  Tenant and Tenant's         ACTION PERFORMANCE COMPANIES, INC.,
              Address for Notices         an Arizona corporation
              (subparagraph 18(h)):       Until Commencement Date:
                                          2401 West First Street
                                          Tempe, AZ 85281
                                          Attn: Mr. Chris Bening

                                          After Commencement Date:
                                          4707 East Baseline Road
                                          Phoenix, AZ 85034
                                          Attn: Mr. Chris Bening

                                          See subparagraph  18(h) for additional
                                          notices

         (c)  Street Address of Pre-      4707 East Baseline Road
              mises (paragraph 2):        Phoenix, AZ 85034

         (d)  Leased Premises             The real property described in Exhibit
                                          B attached hereto and all improvements
                                          now  or  hereafter   located  thereon,
                                          including  an existing  building  (the
                                          "Building")    which   will    contain
                                          approximately  138,110  square feet of
                                          rentable space (117,410 square feet of
                                          floor area and 20,700  square  feet of
                                          mezzanine  area); the parking areas to
                                          be  provided  to Tenant in  accordance
                                          with  the   provisions  of  Exhibit  E
                                          "Parking  Plan" attached  hereto;  and
                                          the  area  described  in  subparagraph
                                          3(a) below and  designated on Exhibits
                                          A and E as "Future Parking Area";  all
                                          as   designated   on  the  Site   Plan
                                          attached  hereto  as  Exhibit  A  (the
                                          "Premises").

         (e)  Landlord's Construction     Michael Corbett
              Representative (subpara-
              graph 3(f)):

         (f)  Tenant's Construction       Irving Bush
              Representative (subpara-
              graph 3(f)):

         (g)  Term (paragraph 4):         One hundred twenty (120) months

         (h)  Scheduled Commencement      12:01 a.m. on August 15, 1997
              Date (paragraph 4):

         (i)  Fixed Rent (subpara-        Months 1-60       $67,510.00
              graph 5(a)):                Months 61-120     $76,316.00

         (j)  Rental Period (sub-         Monthly
              paragraph 5(a)):

         (k)  Security Deposit (sub-      $67,510.00
              paragraph 6(a)):

         (l)  Permitted Uses (para-       General   office  and  warehouse  use,
              graph 7):                   together with any other uses permitted
                                          by law upon the prior written  consent
                                          of  the   Landlord   as   provided  in
                                          paragraph 7

         (m)  Liability Insurance         $2,000,000
              (subparagraph 11(a)):

         (n)  Project                     The  Pointe  South  Mountain  Business
                                          Park

         2. Leased Premises.

         (a) Property to be Leased. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, subject to the terms and conditions contained herein, (i) that certain real property located at the street address set forth in paragraph 1 hereof and more particularly described in Exhibit B attached hereto and incorporated herein by this reference (the "Property"); (ii) the improvements located on the Property, including the Building (the "Existing Improvements"); and (iii) those improvements to be constructed on the Property in accordance with the provisions of paragraph 3 below and more particularly described in Exhibits C and D attached hereto and incorporated herein by this reference (the "Tenant Improvements"). The Existing Improvements and the Tenant Improvements are hereinafter sometimes referred to collectively as the "Improvements", and the Property and the Improvements are sometimes hereinafter collectively referred to as the "Premises". The Premises includes the area designated on Exhibit A as "Unpaved Future Parking Area" and Tenant, subject to the approvals and other provisions of subparagraph 10(a) below, shall have the right, at Tenant's sole expense, to pave such area for additional parking; provided, however, the paving and other parking area improvements shall not be removed at the expiration of the Term of this Lease.

         (b) Reserved Rights of Landlord. Notwithstanding the foregoing, Landlord reserves the right from time to time, without unreasonable interference with Tenant's use, to grant easements on, or dedicate portions of, the Premises for public utilities without Tenant's consent, provided that no such grant or dedication shall unreasonably interfere with Tenant's use of the Premises or otherwise cause Tenant to incur cost or expense.

         3. Completion of Premises.

         (a) Plans. Landlord and Tenant have approved the space plan attached hereto as Exhibit C for the interior of the Building. Landlord's architect will also prepare preliminary plans and outline specifications (the "Preliminary Tenant Improvement Plans") for the construction of improvements (the "Tenant Improvements") in and to the Building in accordance with the space plan, which Tenant Improvements are described on Exhibit D attached hereto and by this reference made a part hereof. Landlord and Tenant will expeditiously review the Preliminary Tenant Improvement Plans prepared by Landlord's architect. Within ten (10) days after delivery to Tenant of the Preliminary Tenant Improvement Plans, as approved by Landlord, which approval shall not be unreasonably withheld, Tenant shall set forth in writing, with particularity and precision, any revisions which Tenant wishes to have made to the Preliminary Tenant Improvement Plans, which revisions shall be subject to Landlord's approval, which approval shall not be unreasonably withheld. Landlord's architect will then make the appropriate revisions and submit the revised Preliminary Tenant Improvement Plans to both Landlord and Tenant. If Tenant wishes to have any additional revisions made to the revised Preliminary Tenant Improvement Plans, Tenant shall set forth such revisions in writing, with precision and particularity, and deliver the revisions to Landlord and Landlord's architect within ten (10) days after delivery to Tenant of such revised Preliminary Tenant Improvement Plans. Landlord's architect shall make the appropriate revisions and the further revised plans shall be deemed the Preliminary Tenant Improvement Plans for the following provisions and paragraphs of this Article 3 and subparagraph 3(a).

         Landlord  shall  thereafter  cause  to  be  prepared  final  plans  and specifications (the "Final Tenant Improvement Plans") substantially in conformity with the Preliminary Tenant Improvement Plans and Exhibits C and D, which need not include working detail drawings. The term "Tenant Improvement Plans" shall hereinafter mean the Preliminary Tenant Improvement Plans and, when prepared, the Final Tenant Improvement Plans. The Final Tenant Improvement Plans shall be delivered to Tenant as soon as reasonably possible after preparation thereof, subject to any period of delay encountered by Landlord in such preparation as a result of requests by Tenant for changes in the Final Tenant Improvement Plans after preparation thereof. Within ten (10) days after delivery of the Final Tenant Improvement Plans, Tenant shall set forth in writing, with particularity and precision, any corrections or changes necessary to bring the Final Tenant Improvement Plans into substantial conformity with the Preliminary Tenant Improvement Plans and Exhibits C and D, except that Tenant may not object to any logical development or refinement of the Preliminary Tenant Improvement Plans. Failure to deliver to Landlord written notice of any such corrections or changes within said ten (10) day period shall constitute approval of the Final Tenant Improvement Plans by Tenant. Following such approval of the Final Tenant Improvement Plans, both parties shall endorse approval for filing purposes thereon, in duplicate; thereafter changes may be made only in accordance with subparagraph (d) below; and Landlord shall employ Landlord's contractor to construct the Tenant Improvements.

         (b) Scheduled Commencement Date; Delays Caused by Tenant. Landlord, at its sole expense, shall proceed diligently with construction and completion of the Tenant Improvements substantially in accordance with the Tenant Improvement Plans ("Landlord's Work"). Landlord shall complete the Tenant Improvements and they shall be Ready for Occupancy (as defined below) by Tenant not later than the Scheduled Commencement Date set forth in paragraph 1 above; provided, however, that such Scheduled Commencement Date shall be extended for a period of time equal to the period of any delay or delays encountered by Landlord affecting construction because of fire, earthquake, inclement weather, or other acts of God, acts of the public enemy, riot, insurrection, governmental regulations of the sales of materials or supplies or the transportation thereof, strikes or boycotts, shortages of material or labor, Tenant's early entry under the provisions of subparagraph (g) below, changes in the Tenant Improvement Plans pursuant to subparagraph (d) below, or any other cause beyond the control of Landlord; and provided, further, the financial inability of Landlord to perform Landlord's construction obligations shall not be deemed a cause beyond the control of the Landlord.

         (c) Remedy. If the Premises are not Ready for Occupancy on or before the Scheduled Commencement Date as extended pursuant to subparagraph (b) above, the sole remedy of Tenant shall be the option to terminate this Lease by the delivery to Landlord of written notice within ten (10) days after the day three
(3) months following the Scheduled Commencement Date, as extended, if the Premises are not Ready for Occupancy prior to the giving of such written notice. Anything in the foregoing to the contrary notwithstanding, if periods of delay attributable solely to events described in the second sentence of subparagraph
(b) above (exclusive of those described in subparagraphs (d) or (g) or otherwise caused by Tenant or Tenant's agents, employees, contractors or licensees) cause the Scheduled Commencement Date to be extended for periods totaling more than six (6) months after the initial Scheduled Commencement Date, then Tenant, as Tenant's sole remedy, shall also have the option to terminate this Lease by the delivery to Landlord of written notice within ten (10) days after the Scheduled Commencement Date has been extended for periods totaling six (6) months solely as a result of events described in the second sentence of subparagraph (d) above (exclusive of those described in subparagraphs (d) or (g) or otherwise caused by Tenant or Tenant's agents, employees, contractors or licensees).

         (d) Changes. Tenant shall have the right to request changes in the Tenant Improvement Plans (including but not limited to changes intended to reduce the anticipated costs of constructing the Tenant Improvements), which request shall not be unreasonably denied; provided, however, (i) such right shall not be exercised unreasonably, (ii) no such request shall effect any structural change in the Building, (iii) Tenant shall pay any additional cost incurred by Landlord required to implement such change, including without limitation loss of rents calculated as provided in subparagraph 5(a) below for any delay period, architectural fees, increase in construction costs and any other charges payable hereunder caused by delay, with all said costs to be paid immediately upon demand by Landlord (except that any payment for loss of rents shall be payable at the time provided in subparagraph 5(a) below that such rents would have been payable if such delay had not occurred), (iv) except as provided in clause (v) below, such requests shall constitute an agreement on the part of Tenant to accept any delay in completion caused by reviewing, processing and implementing any such request and/or changes, and (v) changes in the Tenant Improvement Plans will be authorized only by written agreement setting forth any additional cost and expense and additional time required to complete the Tenant Improvements as a result thereof. If Landlord believes that any such change may cause a delay in completion of the Tenant Improvements, Landlord will notify Tenant and such change shall be performed only if the parties agree in writing to extend the date for completion of the Tenant Improvements by the number of days of such anticipated delay and set forth the effect of such delay upon the commencement of rent. If Landlord and Tenant do not enter into such an agreement, Tenant may withdraw its request for a change and the Scheduled Commencement Date shall not be extended except to the extent of any temporary delay resulting from the cessation of those activities, if any, which (A) would have been inconsistent with the requested change or (B) could not be engaged in because the subject work would have been affected by the pending change requested.

         (e) Ready for Occupancy. The Premises shall be deemed to be ready for occupancy ("Ready for Occupancy") when the architect or engineer in charge of the work of construction certifies: (i) that the work of construction has been substantially completed in accordance with the Tenant Improvement Plans; and
(ii) the date of such completion. Landlord shall diligently complete, as soon as reasonably possible, any items of work and adjustment not completed when the Premises are Ready for Occupancy.

         (f) Construction Representative. In connection with the original construction of the Premises each party shall be bound by its Construction
Representative set forth in paragraph 1 above. A party may designate a substitute Construction Representative by giving written notice to the other party.

         (g) Early Entry. With the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, Tenant may, at any time prior to the commencement of the Term, at its sole risk, enter upon and install such trade fixtures and equipment in the Premises as it may elect; provided, however, that (i) Tenant's early entry shall not interfere with Landlord's work of construction or cause labor difficulties; (ii) Tenant shall execute an indemnity agreement in favor of Landlord in form and substance reasonably satisfactory to Landlord; and (iii) Tenant shall pay for and provide evidence of insurance reasonably satisfactory to Landlord. Tenant shall not use the Premises for the storage of inventory or otherwise commence the operation of business prior to the commencement of the Term without the express prior written consent of Landlord.

         (h) Quality of Construction. All work shall be done in a good and workmanlike manner and in compliance with all applicable laws and lawful ordinances, bylaws, regulations and orders of governmental authority and of the insurers of the Improvements. No part of the Building or the Improvements shall encroach on adjacent properties and the construction thereof shall not violate any recorded covenants, conditions or restrictions applicable to the Project or the Premises. Landlord assumes no liability for special, consequential or incidental damages of any kind. There are no representations, warranties or guaranties, express or implied, including warranties of merchantability or use of the Premises, except as are expressly set forth herein. Tenant hereby waives the benefit of any rule that disclaimers of warranty shall be construed against Landlord.

         For one (1) year from the Commencement Date, Landlord, at its cost and expense, will promptly correct: (i) any of the Landlord's Work found to be defective or failing to conform to this Lease; (ii) any defects in the construction, design, workmanship or materials used in the Premises or the plumbing, electrical, heating, ventilation, air conditioning or building equipment serving the Premises; and (iii) any defects in Landlord's Work or the structural elements of the Premises required to be corrected by governmental authorities. Landlord hereby assigns to Tenant, for the term of the Lease and to the extent of Tenant's obligations hereunder, all warranties relating to the equipment and facilities required to be maintained by Tenant, and Landlord, at the request and expense of Tenant, will cooperate with Tenant to enforce same. Landlord will execute such further instruments of assignment of such warranties as may be reasonably requested by Tenant from time to time.

         (i) Tenant Improvement Allowance. The cost of constructing the Tenant Improvements (including but not limited to the costs for plans, permits and fees as more particularly described in Exhibit D) shall be paid by Landlord; provided, however, if the amount expended for constructing the Tenant Improvements is or will be more than $1,450,000, Tenant hereby agrees to reimburse Landlord for all costs incurred in connection with the Tenant Improvements except for $1,450,000 which is the Landlord's allowance (the "Allowance") and, except as otherwise provided herein, is Landlord's entire monetary obligation for the Tenant Improvements; and provided, further, any excess costs incurred as a result of the fault or neglect of Landlord or of Landlord's contractors, employees or agents shall be borne entirely by Landlord and Tenant shall be responsible for all costs incurred in connection with Landlord's Work as a result of the fault or neglect of Tenant. Tenant shall pay any costs which are Tenant's responsibility hereunder (the "Excess Costs") on a pro rata basis with Landlord's payments for design and construction of the Tenant Improvements, so that Landlord will always have paid a share of the total costs then incurred which is equal to the percentage which the Allowance is of the sum of the Allowance and Excess Costs, as then determined, and Tenant will always have paid a share of the total costs for the Tenant Improvements then incurred which is equal to the percentage which the Excess Costs, as then determined, is to the sum of the Allowance and the Excess Costs, as then determined. Determination(s) of the amount of the Excess Costs may be made from time to time prior to, during or after construction. Tenant shall make such payments, including any adjustments necessary to maintain the Tenant's appropriate share of the total costs as a result of subsequent determinations, based upon requisitions setting forth in reasonable detail the reason for such Excess Costs and the amount thereof, together with any other information reasonably requested by Tenant, and the amounts owing by Tenant shall be paid by Tenant to Landlord within ten (10) days after receipt of each such requisition and other information. Except as otherwise provided herein, Tenant shall have complete responsibility for the cost of the Tenant Improvements and for the construction by Tenant of any other improvements and alterations to the Premises in connection with Tenant's occupancy thereof, Tenant agreeing to accept the same "AS IS", subject only to the construction by Landlord of the Tenant Improvements and any other obligation of Landlord under this Lease. Landlord shall promptly furnish to Tenant estimates of the anticipated costs of the various elements of the Tenant Improvements as such estimates are received by Landlord. If Tenant believes that the amount of any estimate is excessive Tenant may request changes in the Tenant Improvement Plans in accordance with subparagraph (d) above. On or before sixty (60) days after completion of the Tenant Improvements, Landlord will provide a final reconciliation of the Allowance, the Excess Costs and the total costs of the Tenant Improvements and each party shall promptly thereafter make any payment to the other party which is necessary to effect the correct allocation of the total costs of the Tenant Improvements as provided in this subparagraph.

         (j) Permits. Landlord shall be solely responsible for the procuring of all building and other permits, licenses and approvals and certificates of occupancy necessary for construction of the Tenant Improvements and for the occupancy of the Premises as constructed in accordance with the Tenant Improvement Plans. If Landlord determines that any activities or installations by Tenant or Tenant's agents, employees, contractors or licensees have, will or are likely to result in any delays or failures to obtain any such permits, licenses or approvals, Landlord will promptly notify Tenant in writing and Landlord will not be responsible for any delays caused by such activities or installations.

         4. Term. The Term of this Lease, which shall be for the period set forth in paragraph 1 above (sometimes hereinafter referred to as the "Initial Term"), shall commence on the first to occur of the following dates (the "Commencement Date"):

         (a) The Scheduled Commencement Date set forth in paragraph 1 above (as it may be extended pursuant to the terms of paragraph 3 above); or

         (b) The date upon which Tenant actually commences to do business in the Premises.

Notwithstanding the foregoing, in the event that the Premises are not Ready for Occupancy by the Scheduled Commencement Date, then such Scheduled Commencement Date shall be extended until such time as the Premises are Ready for Occupancy, but Tenant shall pay to Landlord amounts equal to the Fixed Rent which would have been owing during the period of any delays in the Commencement Date caused by Tenant or Tenant's agents, employees, contractors or licensees, including but not limited to delays resulting from the exercise of Tenant's rights under subparagraph 3(d) above. In addition, the Term of this Lease shall be subject to extension as provided in Exhibit F attached hereto.

         5. Rent.

         (a) Fixed Rent. Tenant shall pay Landlord as fixed rent for the Premises a sum equal to the Fixed Rent set forth in paragraph 1 on or before the first day of each and every calendar month during the Term of this Lease, except that Fixed Rent for the first full calendar month of the Term shall be payable simultaneously with the execution of this Lease by Tenant.

         (b) Adjustments. INTENTIONALLY DELETED.

         (c) Pro Rata Rent. Rent for any period during the Term which is for less than one month shall be a pro rata portion of the Rental Period installment. Rent shall be payable, without deduction or offset, in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing; provided, however, if Tenant obtains a judgment against Landlord on the basis of a default by Landlord in the performance of Landlord's obligations under this Lease, Tenant may offset amounts owing under such judgment against amounts owing by Tenant to Landlord under this Lease, but such offset rights may not be exercised against any lender holding a lien on the Premises, either before or after an acquisition of the Premises by such lender, or after any sale of the Premises at a foreclosure or other sale of the Premises pursuant to exercise of the lender's lien rights against the Property.

         (d) Net Lease. This Lease is what is commonly called a "net lease", it being understood that Landlord shall receive the Rent set forth in this paragraph free and clear of any and all impositions, taxes, liens, charges or expenses of any nature whatsoever in connection with its ownership and leasing of the Premises except those expenses specifically designated in this Lease to be borne by Landlord. In addition to the Rent provided in this paragraph, Tenant shall pay all impositions, taxes, insurance premiums, operating charges, costs and expenses which arise or may be contemplated under any provisions of this Lease during the Term. All of such charges, costs and expenses shall constitute additional rent, and upon the failure of Tenant to pay any of such costs, charges or expenses, Landlord shall have the same rights and remedies as otherwise provided in this Lease for the failure of Tenant to pay Rent. It is the intention of the parties hereto that Tenant shall in no event be entitled to any abatement of or reduction in Rent or additional rent payable hereunder, except as expressly provided herein. Any present or future law to the contrary shall not alter this agreement of the parties.

         6. Security.

         (a) Security Deposit. Tenant shall deposit with Landlord, prior to Landlord being obligated to commence construction of the Tenant Improvements, the Security Deposit set forth in paragraph 1 above as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay
Rent or any other charges payable by Tenant hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may at its option use, apply or retain all or any portion of the Security Deposit (i) to remedy Tenant's defaults in the payment of Rent or any other sums payable by Tenant pursuant to the terms hereof, (ii) to repair any damage to the Premises, (iii) to clean and otherwise maintain the Premises, or (iv) to compensate Landlord for any other loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Security Deposit, Tenant shall, within ten
(10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full amount hereinabove stated and Tenant's failure to do so shall be a breach of and a default under this Lease. Landlord shall not be required to keep the Security Deposit separate from its general accounts. If Tenant is not in default of Tenant's obligations hereunder at the expiration of the Term and the Security Deposit has not been previously refunded to Tenant as hereinafter provided, the Security Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the Term hereof, after Tenant has vacated the Premises. In addition, if Tenant is not in default of Tenant's obligations hereunder upon that date which is two (2) years after the Commencement Date, the full Security Deposit shall be returned to Tenant, without payment of interest or other increment for its use, promptly after written request therefor by Tenant and Tenant shall no longer be obligated to maintain a Security Deposit with Landlord.

         (b) Lien and Security Interest. INTENTIONALLY DELETED.

         7. Use.

         (a) General. The Premises shall be used and occupied only for the Permitted Uses set forth in paragraph 1 above and for no other purpose without Landlord's prior written consent. Landlord, upon request for such consent, shall not withhold such consent so long as Landlord is given such information as Landlord may reasonably request concerning such other use and such other use shall not increase materially the amount of, scope of or potential liability to Landlord from Environmental Activities (as defined in subparagraph 19(a) below) on the Premises.

         (b) Compliance with Law. Tenant shall, at Tenant's sole cost and expense, comply with all present and future laws, ordinances, orders, declarations of covenants and restrictions, rules, regulations and requirements of all federal, state and municipal governments, courts, departments, commissions, boards and officers, and any national or local Board of Fire Underwriters, or any other body exercising functions similar to those of any of the foregoing, foreseen or unforeseen, ordinary as well as extraordinary, which may be applicable to the Premises, and the sidewalk, curbs and vaults adjoining the Premises or to the use or manner of use of the Premises, whether or not such law, ordinance, order, rule, regulation or requirement shall necessitate structural changes or improvements, or the removal of any encroachments or projections, ornamental, structural or otherwise, onto or over the streets or sidewalks adjacent to the Premises, or onto or over other property contiguous or adjacent thereto. Tenant shall obtain any required certificates or permits with respect to its particular use of the Premises, the Improvements and the Property within thirty (30) days from the Commencement Date and shall deliver a copy thereof to Landlord within such thirty (30) day period; provided, however, Landlord shall obtain any certificate of occupancy required for the shell of the Building and the general occupancy of any improvements to the Premises to be made by Landlord pursuant to paragraph 3 above. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance.

         (c) Existing Title and Condition of Premises. Tenant hereby accepts the Premises and this Lease subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, subject to all covenants, conditions and restrictions affecting the Property, Project or Premises and subject to all liens, claims and encumbrances currently existing against the Premises or any part thereof, including all matters disclosed by any of the foregoing or by any exhibits attached hereto; provided, however, such acceptance shall not negate any obligations of Landlord with respect to the Premises under this Lease. Landlord, in accordance with (and except as otherwise provided in) subparagraph 8(b) below, shall be responsible for causing the roof and bearing walls of the Premises to be in good condition and repair at the Commencement Date and shall also cause the heating, ventilating and air conditioning system, the plumbing system and the electrical system to be in good operating condition as of the Commencement Date. All such systems shall be deemed in the condition required at the Commencement Date unless Tenant gives Landlord written notice of any defects in such systems on or before one hundred twenty (120) days after the Commencement Date. Except for any representation or warranty which may be specifically set forth in this Lease, Tenant acknowledges that neither Landlord nor Landlord's agents have made any representations or warranties as to the Premises, including without limitation, any representation or warranty as to condition or fitness of the Building or the suitability of the Building for the conduct of Tenant's business.

         (d) Signs. Tenant shall not erect or install on any exterior or interior window, any door, or any exterior wall any signs, advertising media, placards, trademarks, drapes, screens, tinting materials, shades, blinds or similar items, without first securing Landlord's written permission, which permission shall not be unreasonably withheld if the signs comply with the following standards. All signs shall comply with all applicable governmental requirements, shall conform to the design, motif and decor of the Project and shall be in good taste, as determined in Landlord's reasonable discretion. Landlord hereby approves the sign plan for the Premises attached hereto as Exhibit H. Tenant shall properly maintain all approved signs. Upon expiration of the Lease, Tenant promptly shall remove all signs placed in and around the Premises by Tenant and shall repair any damage to the Premises caused by the removal of such signs. Landlord may also require Tenant to erect an exterior identifying sign in form and substance satisfactory to Landlord, which sign shall also be subject to all of the other provisions of this subparagraph (d).

         (e) Governmental Regulation. In addition to the general obligation of Tenant to comply with laws and without limitation thereof, Landlord shall not be liable to Tenant nor shall this Lease be affected if any parking privileges appurtenant to or on the Premises or the Building are impaired by reason of any moratorium, initiative, referendum, statute, regulation, or other governmental decree or action which could in any manner prevent or limit the parking rights of Tenant hereunder. Any governmental charges or surcharges or other monetary obligations imposed relative to parking rights with respect to the Premises or the Building shall be considered as Property Taxes and shall be payable by Tenant under the provisions of paragraph 14 hereof.

         8. Maintenance and Repairs.

         (a) Tenant's Maintenance. Tenant shall, at Tenant's sole cost and expense, keep and maintain the Premises, including, without limitation, the roof and outside wall surfaces, the subfloors and floor coverings, any and all alterations and additions made by Tenant pursuant to the provisions hereof, all walks, driveways, parking and loading areas, lawns and landscaping, fences and signs located in the areas which are adjacent to or included with the Premises, in all respects in good repair and in a clean and safe condition. Tenant shall, at Tenant's own expense, immediately replace all interior, exterior or other glass in or about the Premises that may be broken during the Term with glass at least equal to the specification and quality of the glass so replaced. If Tenant fails to perform Tenant's obligations under this subparagraph, Landlord may at its option enter upon the Premises after ten (10) days prior written notice to Tenant and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the rate of fifteen percent (15%) per annum shall become due and payable as additional rental to Landlord together with Tenant's next monthly Rent payment. Nothing herein shall imply any duty upon the part of Landlord to do any such work and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any such work in or on the Premises, keep and store therein all necessary materials, tools, supplies and equipment. Landlord shall not be liable for the inconvenience, annoyance, disturbance, loss of business or other damage of Tenant by reason of making such repairs or the performance of any such work, or on account of bringing materials, tools, supplies or equipment into or through the Premises during the course thereof, and the obligations of Tenant under this Lease shall not be affected thereby.

         (b) Landlord's Obligations to Repair. Landlord shall, at its expense, after written notice from Tenant, repair in a prompt and diligent manner any damage to structural portions of the roof and bearing walls of the Premises; provided, however, that if such damage is caused by an act or omission of Tenant or Tenant's agents, invitees, employees or contractors, then such repairs shall, to the extent not covered by the insurance maintained by Tenant under the provisions of this Lease, be at Tenant's expense, payable to Landlord pursuant to this paragraph. There shall be no abatement of Rent during the performance of such work. Landlord shall not be liable to Tenant for injury or damage that may result from any defect in the construction or conditions of the Premises and Tenant shall seek recovery for such injury or damage solely from Tenant's insurance and/or any other persons or entities which may be liable to Tenant; provided, however, Landlord shall comply with its warranty obligations under paragraph 3 of this Lease. Tenant waives any right to make repairs at the expense of Landlord under any law, statute or ordinance now or hereafter in effect unless Tenant has given Landlord written notice of the need for such repairs, such repairs are the obligation of Landlord under this Lease and Landlord has failed to make the needed repairs within a reasonable period of time after the receipt of such notice. Tenant expressly acknowledges that any repairs to the walls of the Improvements relating to maturity or weathering of construction materials, as contrasted to damage to the structural integrity of the bearing walls, shall be the responsibility of the Tenant. If Landlord or Tenant performs any repairs or replacement work pursuant to this subparagraph
(b) or other provisions of this Lease (except paragraph 3) which would be deemed a capital expenditure to the Premises under generally accepted accounting principles, then (i) the cost of the capital expenditure shall be amortized, with interest at the rate of ten percent (10%) per annum, over the period of their useful life; (ii) the cost, with interest, attributable on such amortized basis to the remaining Term of the Lease, including, if applicable, the First and Second Extended Terms, shall be payable by Tenant to Landlord; and (iii) such amount shall be payable in equal monthly installments at the time each payment of Fixed Rent is due under this Lease, including but not limited to payments during the First or Second Extended Terms if Tenant exercises its option(s) to extend the Term of this Lease under Exhibit F.

         (c) Surrender. On the last day of the Term, or on any sooner termination of this Lease, Tenant shall surrender the Premises to Landlord in the same condition as when received, broom clean, ordinary wear and tear alone excepted; provided, however, Tenant may leave certain alterations and improvements on the Premises in accordance with subparagraphs 10(a) and 10(c) below. Tenant shall repair any damage to the Premises occasioned by the removal of Tenant's alterations and improvements (including, without limitation, its trade fixtures, furnishings and equipment), which repair shall include, without limitation, the patching and filling of holes and repair of structural damage.

         9. Utilities. Tenant shall pay for water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. Landlord represents and warrants that each utility now supplied to the Premises or to be supplied upon completion of the Tenant Improvements will be separately metered. Landlord reserves the right to grant easements on the Premises for public utilities, and to dedicate for public utility purposes portions thereof, without Tenant's consent provided that no such grant or dedication shall interfere with Tenant's use of the Premises or otherwise cause Tenant to incur cost or expense. From time to time upon Landlord's demand, Tenant shall execute, acknowledge and deliver to Landlord, in accordance with Landlord's instructions, any and all documents or instruments necessary to effect Tenant's covenants herein.

         10. Alterations and Additions.

         (a) Limitation. Tenant shall not, without Landlord's prior written consent, make any alterations, improvements, additions, or utility installations (which term "utility installations" shall include ducting, power panels, fluorescent fixtures, space heaters, conduits and wiring) in, on or about the Premises, except for interior nonstructural alterations to the Premises costing less than Fifty Thousand Dollars ($50,000) in the aggregate over any one (1) year period. As a condition to giving such consent, Landlord may require that Tenant agree to (i) remove any such alterations, improvements, additions or utility installations at the expiration of the Term and restore the Premises to their prior condition or, in the alternative, (ii) require that such alterations, improvements, additions or utility installations shall become the property of Landlord and shall be left by Tenant upon the expiration of the Term; provided, however, Landlord may not require that Tenant remove any of the foregoing items which are typically installed for office and/or warehouse use such as normal partitions, offices and shelving, but items such as, without limitation, foundations, hoists and refrigeration equipment shall not be deemed items typically installed in an office or warehouse. As a further condition to giving such consent, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, lien and completion bonds or other adequate security in an amount equal to one hundred five percent (105%) of the estimated cost of such improvements to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

         (b) Liens. Tenant shall keep the Premises, the Building and the Property free from any liens arising out of any work performed or alleged to have been performed for Tenant's account on the Premises or materials furnished to the Premises for Tenant's account. Tenant shall give Landlord not less than ten (10) days notice prior to the commencement of any work on the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by law.

         (c) Removal. Unless Landlord requires their removal as set forth in subparagraph (a) above or otherwise consents to such removal, all alterations, improvements, additions and utility installations which may be made on or to the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Term. Notwithstanding the provisions of this subparagraph (c), Tenant's shelving, machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of subparagraph 8(c) above.

         11. Insurance.

         (a) General Liability. Tenant at its sole cost and expense, but for the mutual benefit of Landlord, Landlord's property manager (if any) and Tenant as named insureds, shall maintain commercial general liability insurance ("Liability Insurance") on an "occurrence basis" against claims for "personal injury," including without limitation, bodily injury, death or property damage, occurring upon, in or about the Premises and on, in or about the adjoining sidewalks, streets and passageways and for all other areas appurtenant thereto, such insurance to afford immediate minimum protection, at the time of the inception of this Lease, and at all times during the Term, to a limit of not less than Two Million Dollars ($2,000,000) with respect to personal injury or death to any one or more persons or to damage to property. Such insurance shall also include coverage against liability for bodily injury or property damage arising out of the use, by or on behalf of Tenant, or any other person or organization, of any owned, non-owned, leased or hired automotive equipment in the conduct of any and all operations called for under this Lease. The limits of said insurance shall not, however, limit the liability of Tenant hereunder.

         (b) Extended Coverage. Tenant, at its sole cost and expense, shall keep the Improvements insured during the Term for the mutual benefit of Landlord and Tenant as named insureds, against loss or damage by fire and lightning and against loss or damage by other risks embraced by coverage, of the type now known as the broad form of extended coverage, including but not limited to fire, riot and civil commotion, vandalism and malicious mischief, special extended perils (all risk) and sprinkler leakage, and against such other risks or hazards as Landlord may from time to time reasonably designate, in amounts sufficient to prevent Landlord or Tenant from becoming a co-insurer under the terms of the applicable policies, but in any event in an amount not less than the full replacement cost of the Improvements, without deduction for physical depreciation, and with not more than Two Thousand Five Hundred Dollars ($2,500) deductible from the loss payable for any casualty. The policies of insurance carried in accordance with this paragraph shall contain a "Replacement Cost Endorsement." Such full replacement cost shall be determined from time to time, but not more frequently than once in any twelve (12) consecutive calendar months (except in the event of substantial changes or alterations to the Improvements undertaken by Tenant as permitted hereunder) upon the written request of Landlord by an appraiser, architect or contractor who shall be mutually and reasonably acceptable to Landlord and Tenant. A copy of any such determination shall promptly be sent to Landlord, and subject to the approval of such determination by Landlord, the insurance maintained in this paragraph shall be adjusted to the new full replacement cost. Said insurance shall provide for payment for loss thereunder to Landlord or, at Landlord's request, to the holder of any mortgage or deed of trust on the Premises but the proceeds thereof shall be applied as provided in paragraph 13 below.

         (c) Policies. Insurance required hereunder shall be by companies rated AX or better in "Best's Insurance Guide" licensed to do business in the state in which the Premises are located and acceptable to Landlord and the holder of any mortgage or deed of trust on the Premises or any part or portion thereof. Tenant shall deliver to Landlord copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days written notice to Landlord. Tenant shall, within ten (10) days of the expiration of such policies, furnished Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand. Each such policy or certificate therefor issued by the insurer shall to the extent obtainable contain (i) a provision that no act or omission of Tenant which would otherwise result in forfeiture or reduction of the insurance therein provided shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained and (ii) an agreement by the insurer that such policy shall not be canceled without at least thirty (30) days prior written notice by registered mail to Landlord. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to herein. If Tenant shall fail to procure and maintain any insurance required to be maintained by it by virtue of any provision of this paragraph, Landlord may, but shall not be required to, procure and maintain the same, but at the expense of Tenant.

         (d) Waiver of Subrogation. Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the partners, officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of the other under its control to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Tenant shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

         (e) Tenant's Contents. Tenant shall assume the risk of damage to any fixtures, goods, inventory, merchandise, equipment, furniture and leasehold improvements which remain the property of Tenant or as to which Tenant retains the right of removal from the Premises, and Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom relative to such damage. Tenant shall maintain the following insurance coverage with respect to such items during the Term:

                  (i)  Against  fire,  extended  coverage,   and  vandalism  and
         malicious mischief perils in an amount not less than ninety percent (90%) of the full replacement cost thereof;

                  (ii) Broad form boiler and machinery insurance on a blanket repair and replacement basis with limits per accident not less than the replacement cost of all leasehold improvements and of all boilers, pressure vessels, air conditioning equipment, miscellaneous electrical apparatus and all other insurable objects owned or operated by the Tenant or by others (other than Landlord) on behalf of Tenant in the Premises, or relating to or serving the Premises; and;

                  (iii) Business interruption insurance in such an amount as will reimburse Tenant for direct or indirect loss of earnings attributable to all such perils insured against in subparagraphs 11(e)(i) and (ii) hereinabove.

         (f) Workmen's Compensation. Tenant shall, at its own cost and expense, keep and maintain in full force and effect during the Term, a policy or policies of workmen's compensation insurance covering all Tenant's employees working in the Premises, and shall furnish Landlord with certificates thereof.

         (g) Rental Income Insurance. Tenant shall obtain and keep in force during the term of this Lease a policy of rental income insurance in an amount adequate to cover Fixed Rent and Adjustments for a period of twelve (12) months, with loss payable to Landlord, which insurance shall also cover all real estate taxes and insurance costs for which Tenant is obligated hereunder during such twelve (12) month period.

         12. Indemnity; Exemption of Landlord from Liability.

         (a) General. In addition to any other obligations of Tenant hereunder, including the obligations of Tenant to provide insurance, Tenant shall indemnify and hold Landlord harmless for, from and against any and all claims arising from Tenant's use of the Premises, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere and shall further indemnify and hold Landlord harmless for, from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any negligence of Tenant, or any of Tenant's agents, contractors, or employees, and for, from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel satisfactory to Landlord; provided, however, the foregoing indemnity shall not apply to claims made as a result of the active negligence or intentional misconduct of Landlord. Tenant, as a material part of the consideration to Landlord for Landlord's execution of this Lease, also hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises arising from any cause whatsoever; hereby waives all claims in respect thereof against Landlord; and agrees that all claims with respect thereto shall be made solely against any insurance carried by Tenant and/or against any other persons or entities which may be liable for such claims; provided, however, the assumption, waiver and agreement set forth in this sentence shall not negate or diminish the warranty obligations of Landlord set forth in paragraph 3 of this Lease.

         (b) Tenant's Business. In addition to any other obligation of Tenant hereunder, including any obligation of Tenant to provide insurance, Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises, nor shall Landlord be liable for injury to the person of Tenant or Tenant's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause whatsoever, resulting from conditions arising upon the Premises, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Instead, Tenant shall seek recovery for any such injury, loss or damage solely from any insurance carried by Tenant and/or from any other persons or entities which may be liable to Tenant for such injury, loss or damage.

         13. Damage or Destruction; Obligation to Rebuild.

         (a) Landlord's Obligation to Rebuild. If the Premises are damaged or destroyed during the Term, Landlord shall, except as hereinafter provided, diligently repair or rebuild them to substantially the condition in which they existed immediately prior to such damage or destruction; provided that any damage which is estimated in good faith by Landlord to be under Two Thousand Five Hundred Dollars ($2,500.00) shall be repaired by Tenant, and Landlord shall reimburse Tenant upon demand for expenses incurred in such repair work to the extent of any proceeds received by Landlord from extended coverage insurance maintained pursuant to paragraph 11 above.

         (b) Abatement of Rent. Rent due and payable hereunder shall be abated, but only to the extent of any proceeds received by Landlord from rental income insurance maintained pursuant to paragraph 11 above, during the period commencing with such damage or destruction and ending with the substantial completion by Landlord of the work of repair or reconstruction which Landlord is obligated or undertakes to do; provided, however, if such abatement period is sixty (60) days or more, Tenant's obligation to pay Rent shall not commence until the earlier of (i) occupancy of the damaged portion of the Premises by Tenant, or (ii) thirty (30) days after Landlord gives Tenant written notice of the approximate date that the work of repair or restoration will be substantially complete.

         (c) Option to Terminate. If the Improvements are damaged or destroyed to the extent that the same cannot, with reasonable diligence, be fully repaired or restored by Landlord within one hundred eighty (180) days after the date of the damage or destruction, Tenant shall have the option to terminate this Lease by written notice given to Landlord within thirty (30) days after the date of the damage or destruction. If the Building, including the Premises, can be fully repaired or restored within the one hundred eighty (180) day period, or if it is determined that such repair or restoration cannot be made within said period but Tenant does not elect to terminate within thirty (30) days from the date of said damage or destruction, this Lease shall remain in full force and effect and Landlord shall diligently repair and restore the damage as soon as reasonably possible.

         (d) Uninsured Casualties. Notwithstanding anything contained herein to the contrary, in the event of damage to or destruction of all or any portion of the Improvements which is not fully covered (except for deductible amounts) by the insurance proceeds received by Landlord under the insurance policies required to be maintained pursuant to paragraph 11 above, or in the event that any portion of such insurance proceeds must be paid over to or are retained by the holder of any mortgage or deed of trust on the Property or Premises, Landlord may terminate this Lease by written notice to Tenant, given within thirty (30) days after the date of notice to Landlord that said damage or destruction is not so covered or that the proceeds are not available for repair of the damage or destruction; provided, however, within a period of twenty (20) days after receipt of Landlord's termination notice, Tenant may, by written notice given to Landlord, make available to Landlord, for repair or restoration but without any reimbursement by Landlord, the funds necessary to effect the complete repair and restoration and, in such event, Landlord's notice of termination shall be rescinded. If Landlord does not elect to terminate this Lease or Tenant makes available the funds for repair or restoration as above provided, the Lease shall remain in full force and effect and the Improvements shall be repaired and rebuilt in accordance with the provisions for repair set forth in subparagraph 13(a) above.

         (e) Damage Near End of Term. If the Improvements are partially destroyed or damaged during the last eighteen (18) months of the Term, as such Term may have been extended pursuant to Exhibit F to this Lease, and the cost to repair or restore the Premises shall be Three Hundred Fifty Thousand Dollars ($350,000) or greater, either Landlord or Tenant may, at its option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to the other party of such election to do so within thirty (30) days after the date of occurrence of such damage; provided, however, if the damage or destruction occurs during the thirteenth (13th) to eighteenth (18th) month prior to the expiration of the Initial Term or First Extended Term (as defined in Exhibit F) and Tenant then retains, but has not yet exercised, its option to extend the Term for an additional five-year period pursuant to Exhibit F, Tenant may elect, by written notice to Landlord given on or before the earlier of (i) the date which is sixty (60) days after receipt of Landlord's notice of termination, or (ii) one (1) year prior to expiration of the Initial Term or First Extended Term, as applicable, to exercise its option to extend the Term for an additional five-year period as provided in Exhibit F and, in such event, any notice of termination given by Landlord shall be rescinded and this Lease shall continue in full force and effect.

         (f) Tenant's Waiver. With respect to any destruction which Landlord is obligated to repair or may elect to repair under the terms of this paragraph, Tenant hereby waives all right to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by the provisions of Arizona Revised Statutes Section 33-343 or other applicable laws to tenants, except as expressly otherwise provided herein.

         14. Taxes and Assessments.

         (a) Payment. Tenant shall pay all Property Taxes (as defined below) applicable to the Premises during the Term. Each payment shall be made at least ten (10) days prior to the delinquency date of such payment; provided, however, that if (i) in connection with any financing obtained by Landlord on the Premises or any portion thereof, Landlord is required to pay into an impound account any sums due as Property Taxes, and (ii) Tenant has at any time committed a default under paragraph 17 of this Lease by failing to pay when due and prior to the expiration of any applicable cure period any monetary amounts to be paid by Tenant under this Lease, then Tenant shall pay such sums to Landlord in satisfaction of Tenant's obligations to pay such sums due as Property Taxes as additional rent and without deduction or offset on or before the first day of each and every month during which said sums are required to be impounded. Tenant shall promptly furnish Landlord with evidence satisfactory to Landlord that Property Taxes have been paid. If any Property Taxes due with respect to the Premises shall cover any period of time prior to or after the expiration of the Term, Tenant's share of such Property Taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect. If Tenant shall fail to pay any Property Taxes, Landlord shall have the right, but not the obligation, to pay the same, in which case Tenant shall repay such amount to Landlord with Tenant's next Rent installment.

         (b) Definition. As used herein, the term "Property Taxes" shall include any form of general or special assessment, license fee, levy penalty, or tax (other than inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district, or any part or parts thereof, or against any legal or equitable interest of Landlord in the Premises or any part thereof or against Landlord's right to rent or other income therefrom (but exclusive of taxes levied on or computed by reference to Landlord's net income as a whole), or against Landlord's business of leasing the Premises, it being the intention of the parties hereto that the Rent to be paid hereunder shall be paid to Landlord absolutely net, without deduction of any nature whatsoever, foreseeable or unforeseeable.

         (c) Separate Assessment. Landlord warrants that the Premises constitutes all of one or more tax parcels for the purposes of assessment of real property taxes by the State of Arizona, and that no portion of the Premises is jointly assessed with any other real property as a single tax parcel.

         (d) Personal Property. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property contained on the Premises or elsewhere. Tenant shall cause such trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the Premises.

         (e) Rent Tax. Tenant shall pay to Landlord a sum equal to the amount which Landlord is required to pay or collect by reason of any privilege tax, sales tax, gross proceeds tax, rent tax, or like tax levied, assessed or imposed by any governmental authority or subdivision thereof, upon or measured by any Rent, Reimbursable Expense, or other charges or sums required to be paid or improvements to be made by Tenant under this Lease. Such sum shall be paid simultaneously with the payment by Tenant to Landlord of the Fixed Rent or other charge to which such tax is attributable or, in the case of a tax not attributable to Fixed Rent or other charges, at such time as Landlord shall demand payment thereof. Nothing contained in this Lease shall require Tenant to pay any franchise, corporate, estate, inheritance, succession, or transfer tax of Landlord or any tax upon the net income of Landlord.

         (f) Declaration. INTENTIONALLY DELETED.

         (g) Project Assessments. Tenant shall pay to Landlord or the owner or manager of the Project, as Landlord may direct, prior to delinquency any and all charges, assessments, fees or other costs of any type which are due and payable by Landlord or other occupant of the Premises as a result of the inclusion of the Premises in the Project, including but not limited to those payable under any covenants, conditions, restrictions or declarations affecting the Premises.

         (h) Right to Contest. Either party, at its expense, will have the right to contest the legality, validity or amount of any Property Taxes or the assessments or valuations upon which same are based by appropriate proceedings prosecuted in good faith. Such contest may be made in the name of Landlord or Tenant, or both, and if requested by Tenant, Landlord will actively at Tenant's expense participate in such contest. Landlord will be notified of any such contest by Tenant and will cooperate with Tenant and, if required, join Tenant in any such proceedings. No such contest, however, shall permit any tax owing to become delinquent or subject the Premises to a lien for delinquent taxes alleged to be due and owing.

         15. Condemnation.

         (a) Rent Reduction or Lease Termination. If the Premises or any portion thereof is taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs (the "Condemnation Date") and the Rent shall be reduced (as of the Condemnation Date) as provided below. If (i) more than ten percent (10%) of the floor area of any building comprising the Improvements or more than twenty-five percent (25%) of the land area of the Property which is not occupied by any such building is taken by condemnation, and (ii) as a result of such taking by condemnation the balance of the Premises remaining after such condemnation is not reasonably suitable for the use to which the Premises were being put immediately prior to the condemnation, Tenant may, at Tenant's option, to be exercised in writing only within ten (10) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within ten (10) days of the Condemnation Date) terminate this Lease as of the Condemnation Date. If Tenant does not terminate this Lease in accordance with the foregoing, or in the event that that portion of the Premises taken by condemnation is not sufficiently large so as to give rise to the right to terminate this Lease as above provided, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Fixed Rent shall be reduced (as of the Condemnation Date) in the proportion that the floor area of the Building taken by condemnation bears to the total floor area of the Building.

         (b) Award. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any award specifically attributed by the condemning authority to loss or damage to Tenant's trade fixtures and removable personal property or to Tenant's relocation costs. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation and not paid to or retained by the holder of any mortgage or deed of trust on the Property or the Premises, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority (in which event such reimbursement to Tenant shall also be applied to such repair). Tenant shall pay any amount in excess of such severance damages required to complete such repair; provided, however, if the severance damages are not sufficient to pay all of the repair costs and if any specific item of repair work shall be expected to have a useful life which extends beyond the term of this Lease (including the term of any options which Tenant may have the right to exercise), then Tenant shall be obligated to pay with respect to the identifiable cost of such item of repair only the portion of the total cost of such item of repair which bears the same ratio to the total cost of such item of repair as the remaining term of this Lease (as determined on the Condemnation Date and including the term of any options which the Tenant may have the right to exercise) bears to the reasonably anticipated useful life of such item of repair.

         (c) Temporary Condemnation. If the temporary use of the whole or any part of the Premises shall be taken by condemnation, the Term shall not, except as hereinafter specifically provided, be reduced or affected in any way, and Tenant in such event shall continue to pay in full the Rent and other charges herein reserved, without reduction or abatement, and, except to the extent that Tenant is prevented from so doing by reason of any order of the condemning authority, shall continue to perform and observe all of the other covenants, conditions and agreements of this Lease to be performed or observed by Tenant as though such taking had not occurred. In the event of any such temporary condemnation Tenant shall, so long as it is otherwise in compliance with the provisions of this Lease, be entitled to receive for itself any and all awards or payments made for such use of that portion of the Premises so taken; provided, however, that Tenant shall repair any and all damages to the Premises (whether or not covered by any award to Tenant) caused by such temporary condemnation. Anything in the foregoing to the contrary notwithstanding, if the period of any temporary condemnation exceeds twelve (12) months and the temporary condemnation materially interferes with Tenant's use of the Premises, Tenant may, at any time thereafter prior to the termination of such temporary condemnation, terminate this Lease by written notice to Landlord, with such termination to have the same force and effect as if the Term of the Lease had expired as of such date of termination.

         16. Assignment and Subletting.

         (a) Consent. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent, which consent Landlord shall not unreasonably withhold; provided, however, (a) Landlord may withhold its consent to such assignment, transfer, mortgage, subletting or other transfer or encumbrance pursuant to the preceding sentence for substantive reasons including, without limitation, the financial condition of the proposed assignee or transferee; and (b) Landlord shall be obligated to consent to any transfer or assignment which is part of a merger transaction involving Tenant or which is to a person or entity which controls Tenant, is controlled by Tenant or is controlled by the same entity as Tenant. Any attempted assignment, transfer, mortgage, subletting or encumbrance without such consent shall be void and shall constitute a breach of this Lease. The consent of Landlord to any one assignment, transfer, mortgage, subletting, or encumbrance shall not be deemed to be a consent to any subsequent assignment, transfer, mortgage, subletting, or encumbrance.

         (b) Tenant's Continuing Liability. Regardless of Landlord's consent, no subletting or assignment shall alter the primary liability of Tenant to pay the Rent or release Tenant of Tenant's obligation to perform all other obligations to be performed by Tenant hereunder unless Landlord's written consent shall so specifically provide, and Landlord under no circumstances shall be obligated to release Tenant from any such liability. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof.

         (c)  Information.   In  connection  with  any  proposed  assignment  or
sublease, Tenant shall submit to Landlord in writing:

                  (i) The name of the proposed assignee or sublessee;

                  (ii) Such information as to the financial responsibility and standing of said assignee or sublessee as Landlord may reasonably require; and

                  (iii) All of the terms and conditions upon which the proposed assignment or subletting is to be made.

         (d) Excess Sublease Rental. If for any sublease or assignment, Tenant receives rent or other consideration, either directly or indirectly (by performance of Tenant's obligations or otherwise) and either initially or over the Term of the sublease or assignment, in excess of the Fixed Rent, Adjustments and additional rent called for hereunder, or in the case of the sublease or assignment of a portion of the Premises, in excess of such Fixed Rent, Adjustments and additional rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account, Tenant shall pay to Landlord, at the same time as Fixed Rent is due hereunder, one-half (1/2) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt; provided, however, such payment shall be required only with respect to sums received by Tenant which are attributable to periods in an Extended Term (as defined in Exhibit F) during which Tenant has assigned and/or sublet all or substantially all of the Premises.

         (e) Release. Whenever Landlord conveys its interest in the Premises, Landlord shall be automatically released from the further performance of covenants on the part of Landlord herein contained, and from any and all further liability, obligations, costs and expenses, demands, causes of action, claims or judgments arising from or growing out of, or connected with this Lease after the effective date of said release; provided, however, Landlord shall not be released from the obligations to refund to Tenant the Security Deposit in accordance with subparagraph 6(a) of this Lease in accordance with the next sentence hereof unless and until Landlord has either paid the Security Deposit to the assignee or given the assignee credit for the amount of such Security Deposit. The effective date of said release shall be the date the assignee executes an assumption of such an assignment whereby the assignee expressly agrees to assume all of Landlord's obligations, duties, responsibilities and liabilities with respect to this Lease. If requested, Tenant shall execute a form of release and such other documentation as may be required to effect the provisions of this paragraph.

         (f) Controlled Entity. Notwithstanding the provisions of this paragraph 16, Tenant may assign or sublet the Premises, or any portion thereof, without Landlord's consent, after written notice to Landlord, to any entity which controls, is controlled by, or is under common ownership with Tenant, or to any entity resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant as a going concern of the business that is being conducted on the Premises or all of the outstanding stock of Tenant, provided that said assignee assumes, in full, the obligations of Tenant under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Tenant under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Tenant, the consent of whom shall not be necessary for such change or alteration.

         (g) Attorneys' Fees. In the event that Landlord shall consent to a sublease or assignment under subparagraph (a) above, Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with the giving of such consent and review of the information submitted by Tenant; provided, however, the amount of such fees which Tenant shall be obligated to pay in connection with any single consent shall not exceed Five Hundred Dollars ($500).

         17. Defaults; Remedies.

         (a) Defaults. The occurrence of any one or more of the following events shall constitute a material default and material breach of this Lease by Tenant:

                  (i) INTENTIONALLY DELETED.

                  (ii) The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five (5) working days after written notice thereof from Landlord to Tenant;

                  (iii) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than those described in subparagraph (ii) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that it is capable of being cured but more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within such thirty (30) day period and thereafter diligently prosecutes such cure to completion; or

                  (iv) The making by Tenant of any general assignment for the benefit of creditors, the filing by or against Tenant of a petition for order of relief in bankruptcy for the purpose of bankruptcy liquidation or reorganization under any law relating to bankruptcy whether now existing or hereafter enacted (including, without limitation, any petition filed by or against Tenant under any one or more of the following Chapters of the Bankruptcy Reform Act of 1978, 11 U.S.C. ss.ss. 101-1330 ("Bankruptcy Code") as amended: Chapter 7 or Chapter 9 or Chapter 11 or Chapter 12 or Chapter
         13) except that, in the case of a filing against Tenant of such a petition, such filing shall not be a default if the petition is dismissed or discharged on or before ninety (90) days after the filing thereof; the appointment of a trustee or receiver to take possession of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within ninety (90) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within ninety (90) days. Unless Landlord's express written consent thereto is first obtained, in no event shall this
         Lease, or any interest herein or hereunder or any estate created hereby, be assigned or assignable by operation of law or by, in or under voluntary or involuntary bankruptcy liquidation or reorganization proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy liquidation or reorganization proceedings. Any purported assignment or transfer in violation of the provisions of this subparagraph (iv) shall constitute a material default and breach of this Lease by Tenant and in connection with any such default and breach Landlord shall have the rights and remedies described in subparagraph (b) below, including, without limitation, the election to terminate this Lease. As used in this subparagraph (iv) the words "bankruptcy liquidation or reorganization proceedings" shall include any proceedings under any law relating to bankruptcy whether now existing or hereafter enacted (including, without limitation, proceedings under any one or more of the Bankruptcy Code as amended: Chapter 7 or Chapter 9 or Chapter 11 or Chapter 12 or Chapter 13).

         (b) Remedies.

                  (i) In the event of any default and breach by Tenant of any of its obligations under this Lease and notwithstanding the vacation or abandonment of the Premises by Tenant, this Lease shall continue in effect so long as Landlord does not expressly terminate Tenant's right to possession in any of the manners specified in this paragraph and Landlord may, at Landlord's option and without limiting Landlord in the exercise of any other rights or remedies which it may have by reason of such default and breach, exercise all of its rights and remedies hereunder, including, without limitation:

                           (A) the  right  to  declare  the  Term  ended  and to
                  reenter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim in or to the Premises or under this Lease; or

                           (B) the right without  declaring  this Lease ended to
                  reenter the Premises, take possession thereof, remove all persons therefrom and occupy or lease the whole or any part thereof for and on account of Tenant and upon such terms and conditions and for such rent as Landlord may deem proper and to collect such rent or any other rent that may hereafter become payable and apply the same as provided in subparagraph
                  (ii) below; or

                           (C) the right,  even though  Landlord  may have relet
                  the Premises or brought an action to collect Rent and other charges without terminating this Lease, to thereafter elect to terminate this Lease and all of the rights of Tenant in or to the Premises; or

                           (D) the right,  without  terminating  this Lease,  to
                  bring an action or actions to collect Rent and other charges hereunder which are from time to time past due and unpaid or to enforce any other provisions of this Lease imposing obligations on Tenant, it being understood that the bringing of any such action or actions shall not terminate this Lease unless written notice of termination is given;

                  provided, however;

                           (Y) if  Tenant  is in  possession  of  the  Premises,
                  Landlord shall not be entitled to recover possession of the Premises by means of a lock-out or other self-help remedy until there has been a determination by a court of appropriate jurisdiction that Landlord is entitled to possession or that Tenant is no longer entitled to possession; and

                           (Z) Landlord  shall not be entitled to exercise,  and
                  hereby waives, any statutory landlord liens with respect to Tenant's personal property, equipment and fixtures.

                  (ii) Should Landlord relet the Premises under the provisions of subparagraph (b)(i)(B) above, Landlord may execute any lease either in its own name or in the name of Tenant, but Tenant hereunder shall have no right or authority whatever to collect any rent from the new tenant. The proceeds of any such reletting shall first be applied to the payment of the costs and expenses of reletting the Premises, including without limitation, reasonable brokerage commissions and alterations and repairs which Landlord, in its sole discretion, deems reasonably necessary and advisable and to the payment of reasonable attorneys' fees incurred by Landlord in connection with the Tenant's default, the retaking of the Premises and such reletting and, second, to the payment of any indebtedness, other than Rent, due hereunder, including, without limitation, storage charges owing from Tenant to Landlord; provided, however, the amount of the proceeds which may be applied to reimburse Landlord for the cost of repair and restoration of the Premises in connection with a reletting shall not exceed the costs necessary to restore the Premises to the condition which would otherwise have been required at the expiration of the Term of this Lease, but Tenant acknowledges that Landlord will have no duty to make any other improvements to the Premises in order to satisfy any obligation Landlord may have under applicable law to use good faith efforts to relet the Premises in order to mitigate damages. When such costs and expenses of reletting have been paid, and if there is no such indebtedness or such indebtedness has been paid, Tenant shall be entitled to a credit for the net amount of rental received from such reletting each month during the unexpired balance of the Term, and Tenant shall pay Landlord monthly on the first day of each month as specified herein such sums as may be required to make up the rentals provided for in this Lease. Nothing contained herein shall be construed as obligating Landlord to relet the whole or any part of the Premises.

                  (iii) Should Landlord elect to terminate this Lease under the provisions of subparagraphs (b)(i)(A) or (C) above, Landlord shall be entitled to recover immediately from Tenant (in addition to any other amounts recoverable by Landlord as provided by law), the following amounts:

                           (A) the worth at the time of award of the unpaid rent
                  which had been earned at the time of termination;

                           (B) the  worth at the time of award of the  amount by
                  which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                           (C) the  worth at the time of award of the  amount by
                  which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

                           (D) any other amount necessary to compensate Landlord
                  for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom.

         For purposes of computing "the worth at the time of the award" of the amount specified in subparagraph (b)(iii)(C) above, such amount shall be discounted at the discount rate of the Federal Reserve Bank of San Francisco at the time of award. For purposes of computing "the worth at the time of the award" under subparagraphs (b)(iii)(A) and (b)(iii)(B) above, an interest rate of ten percent (10%) per annum shall be utilized.

                  (iv) If Landlord shall elect to reenter the Premises as provided above, Landlord shall not be liable for damages by reason of any reentry so long as Landlord has acted in a reasonable manner in effecting such reentry. Except for claims based on negligent, malicious, reckless or willful and wanton acts of Landlord, Tenant hereby waives all claims and demands against Landlord for damages or loss arising out of or in connection with any reentering and taking possession of the Premises and waives all claims for damages or loss arising out of or in connection with any destruction of or damage to the Premises and any loss of property belonging to Tenant or to any other person, firm or corporation which may be in or upon the Premises at the time of such reentry.

                  (v) Landlord shall not be deemed to have terminated this Lease, Tenant's right to possession of the Premises or the liability of Tenant to pay Rent thereafter to accrue or its liability for damages under any of the provisions hereof by any reentry hereunder or by any action in unlawful detainer or otherwise to obtain possession of the Premises, unless Landlord shall notify Tenant in writing that Landlord has so elected to terminate this Lease. Tenant agrees that the service by Landlord of any notice pursuant to the unlawful detainer statutes or comparable statutes of the state or locality in which the Premises are located and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of or at any time subsequent to the service of such notice and such election shall be evidenced by a written notice to Tenant) be deemed to be a termination of this Lease or of Tenant's obligations hereunder. No reentry or reletting under this paragraph shall be deemed to constitute a surrender or termination of this Lease, or of any of the rights, options, elections, powers and remedies reserved by Landlord hereunder, or a release of Tenant from any of its obligations hereunder, unless Landlord shall specifically notify Tenant, in writing, to that effect. No such reletting shall preclude Landlord from thereafter at any time terminating this Lease as herein provided.

                  (vi) All fixtures, furnishings, goods, equipment, chattels or other personal property of Tenant remaining on the Premises at the time that Landlord takes possession thereof may at Landlord's election be stored at Tenant's expense or sold or otherwise disposed of by Landlord in any manner permitted by applicable law.

                  (vii) All rights, options, elections, powers and remedies of Landlord under the provisions of this Lease are cumulative of each other and of every other right, option, election, power or remedy which Landlord may otherwise have at law or in equity and all or any of which Landlord is hereby authorized to exercise. The exercise of one or more rights, options, elections, powers or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies Landlord may have upon a breach and default under this Lease and shall not be deemed to be a waiver of Landlord's rights or remedies thereupon or to be a release of Tenant from Tenant's obligations thereon unless such waiver or release is expressed in writing and signed by Landlord.

                  (viii) INTENTIONALLY DELETED.

         (c) Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount.

The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

         (d) Payment or Performance by Landlord. Landlord may, at Landlord's option and without any obligation to do so, pay any sum or do any act which Tenant has failed to pay or do at the time Tenant was obligated to make such payment or perform such act and Landlord shall be entitled to recover from Tenant, upon demand, all sums expended by Landlord in making such payment or performing such act, together with interest thereon at the rate provided in subparagraph 18(d) from the date of expenditure until repaid by Tenant; provided, however, unless Landlord reasonably deems such payment or performance by Landlord to be necessary prior to expiration of any applicable cure period set forth in subparagraph (a) above in order to protect Landlord's interest, Landlord shall not be entitled to recover such sums and interest from Tenant unless Landlord waited until after expiration of any applicable cure period for such non-payment or non-performance set forth in subparagraph (a) above. Any sum and interest payable by Tenant under this subparagraph (d) shall be deemed additional rent under this Lease.

         18. Miscellaneous.

         (a) Estoppel Certificates.

                  (i) Tenant shall at any time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge, and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any person to whom it shall be delivered by Landlord including any prospective purchaser or encumbrancer of the Premises, the Building, the Property, or any part thereof.

                  (ii) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord; that there are no uncured defaults in Landlord's performance; and that not more than one month's Rent has been paid in advance.

                  (iii) If Landlord desires to finance or refinance the Premises, the Building, the Property, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three years financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

                  (iv) Landlord shall at any time upon not less than ten (10) days prior written notice from Tenant execute, acknowledge, and deliver to Tenant a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any, and acknowledging that there are not, to Landlord's knowledge, any uncured defaults on the part of Tenant hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any person to whom it shall be delivered by Tenant including any prospective encumbrancer of Tenant's inventory or any part thereof. Landlord's failure to deliver such statement within such time shall be conclusive in favor of the prospective encumbrancer that this Lease is in full force and effect, without modification except as may be represented by Tenant; that there are no uncured defaults in Tenant's performance; and that not more than one month's Rent has been paid in advance.

         (b) Landlord's Liability. The term "Landlord" as used herein shall mean only the owner or owners at the time in question of the fee title to the Premises and in the event of any transfer of such title, Landlord herein named (and in case of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer in which Tenant has an interest shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns only during their respective periods of ownership.

         (c) Construction. Paragraph captions are solely for the convenience of the parties and shall not be deemed to or be used to define, construe, or limit the terms hereof. As used in this Lease, the masculine, feminine and neuter genders shall be deemed to include the others, and the singular number shall be deemed to include the plural, whenever the context so requires. The invalidity of any provisions of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof. This Lease shall be governed by the laws of the state in which the Premises are located.

         (d) Interest on Past-Due Obligations. Except as expressly herein provided, any amount due to Landlord or Tenant and not paid when due shall bear interest at the lesser of (i) fifteen percent (15%) per annum or (ii) the maximum rate permitted by law, from the date due until the date such amount is paid. Payment of such interest shall be made when such amount is paid. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

         (e) Time of Essence. Time is of the essence of this Lease and all of the covenants and obligations hereof.

         (f) Counterparts. INTENTIONALLY DELETED.

         (g) Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, which writing shall be signed by the parties in interest at the time of the modification.

         (h) Notices. Any notices, approvals, agreements, certificates, other documents or communications between the parties hereto required or permitted under this Lease shall be in writing. Any such communications shall be deemed to have been duly given or served if delivered in hand or forty-eight (48) hours after deposit in the United States mail, certified or registered, postage and fees prepaid, return receipt requested, addressed to the parties at the addresses set forth in paragraph 1 of this Lease. The address to which any such communications shall be sent may be changed by either party hereto from time to time by a notice mailed as aforesaid. A copy of each notice to Tenant shall also be sent to:

                  Scott A. Rose, Esq.
                  O'Connor, Cavanagh, Anderson, Killingsworth & Beshears One East Camelback Road, Suite 1100
                  Phoenix, AZ 85012-1656

but copies of notices sent in accordance with this sentence are informational and are not required in order for the notices given to Landlord or Tenant to be effective.

         (i) Waivers. No waiver by Landlord or Tenant of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by the other party of the same or any other provision. Landlord's or Tenant's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's or Tenant's consent to or approval of any subsequent act by the other party. The acceptance of Rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

         (j) Recording. Landlord and Tenant shall, upon the request of either party, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

         (k) Holding Over. If Tenant remains in possession of the Premises or any part thereof after the expiration of the Term or sooner termination of this Lease with the express written consent of Landlord and without executing a new lease, such occupancy shall be construed as a tenancy from month-to-month at a rental equal to one hundred fifty percent (150%) of the last monthly Rent plus all other charges payable hereunder, and upon all the terms hereof insofar as the same are applicable to a month-to-month tenancy. Nothing contained in this subparagraph shall be construed to grant Tenant the right to holdover without the express written consent of Landlord.

         (l) Covenants and Conditions. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

         (m) Binding Effect. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provision of subparagraph
(b) above, this Lease shall bind the parties and their personal representatives, successors and assigns.

         (n) Subordination.

                  (i) This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Premises, the Building or the Property, or any part or parts thereof, and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, such subordination shall not be binding on Tenant unless the holder of the mortgage, deed of trust or other interest to which this Lease is to be subordinate agrees that, so long as Tenant is not in default hereunder:

                           (A) the holder will not disturb  Tenant's  possession
                  of the Premises;

                           (B) the holder agrees that, while it is in possession
                  of the Premises, it will perform Landlord's obligations under this Lease which are attributable to the period of such possession; and

                           (C) the holder will permit  insurance  proceeds to be
                  used for repair and restoration as provided in this Lease.

         If any present or future mortgagee, trustee or ground lessor shall at any time elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and written notice of such election shall be given to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

                  (ii) Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so; provided, however, such documents shall grant to Tenant the benefits and rights described in clauses (A), (B) and (C) of subparagraph (n)(i) above.

         (o) Attorneys' Fee. If either party brings an action to enforce the terms hereof or declare rights under this Lease, the prevailing party in the final adjudication of any such action, on trial or appeal, shall be entitled to its costs and expenses of suit, including, without limitation, its actual attorneys' fees, to be paid by the losing party as fixed by the court. In any situation in which a dispute is settled other than by action or proceeding, Tenant shall pay all Landlord's costs and attorneys' fees relating thereto.

         (p) Landlord's Access. Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers or lenders, and making such alterations, repairs, improvements or additions to the Premises or the improvements as Landlord may deem necessary or desirable; provided, however, except in a situation reasonably deemed by Landlord to be an emergency, Landlord shall give Tenant not less than twenty-four (24) hours prior written notice of Landlord's planned entry. Landlord may at any time during the last one hundred twenty (120) days of the Term place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Tenant.

         (q) Auctions. INTENTIONALLY DELETED.

         (r) Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies. During any period while Tenant is in default under this Lease, Landlord, in addition to any other rights and remedies it may have under this Lease, shall have the right to collect directly from any subtenant all rentals owing to Tenant under any subtenancy and to apply such rentals to any amounts owing to Landlord by Tenant and the payment of such amounts by the subtenant directly to Landlord shall not be a default under the subtenancy.

         (s) Joint and Several Liability. Each party signing this Lease as Tenant shall be jointly and severally liable for the failure on the part of Tenant to pay any sums due under the terms of this Lease or for the breach by Tenant or any of the covenants or obligations of Tenant contained herein.

         (t) Individual Liability. The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers, or shareholders of Landlord, and Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets of Landlord for satisfaction of any liability in respect of this Lease and will not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for such satisfaction.

         (u) Attornment. Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage or deed of trust made by the Landlord, its successors or assigns, encumbering the Premises, or any part thereof, or in the event of termination of the ground lease, if any, and if so requested, attorn to the purchaser upon such foreclosure or sale or upon any grant of a deed in lieu of foreclosure, and shall recognize such purchaser as the Landlord under this Lease, so long as such purchaser grants to Tenant the rights and benefits set forth in clauses (A), (B) and (C) of subparagraph 18(n)(i) above.

         (v) Lenders Right to Cure. Tenant agrees to give the holder of any mortgage or trust deed encumbering the Premises, by registered mail, a copy of any notice of default or nonperformance served upon Landlord, provided that prior to such notice, Tenant has been notified in writing (by way of Assignment of Rents and Leases or otherwise) of the address of such mortgagee or trust deed holder. Tenant further agrees that Landlord shall not be in default under this Lease unless (i) Tenant has given a written notice to Landlord stating that Landlord has failed to perform Landlord's obligations under this Lease and (ii) specifying with particularity the obligations which Landlord has failed to perform, and Landlord thereafter (A) fails to commence the cure of such default within thirty (30) days after receipt of such notice or (B) fails to perform any of its obligations so specified within a reasonable time after Landlord's receipt of such notice. If Landlord shall fail to commence or cure such nonperformance in a timely manner as above provided, then such mortgagee or trust deed holder shall have an additional thirty (30) days within which to cure the default, or, if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days such mortgagee or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated by Tenant while such remedies are being so diligently pursued.

         (w) Revisions to Lease. INTENTIONALLY DELETED.

         (x) Administrative Charge. In addition to Fixed Rent, Adjustments and other charges hereunder, Tenant shall pay to Landlord an overall administrative charge of five percent (5%) of any charge which is Tenant's responsibility to pay, which Landlord pays on behalf of Tenant and for which Landlord subsequently bills Tenant.

         (y) Estimated Payments. If Tenant has at any time during the Term of this Lease committed a default under paragraph 17 of this Lease by failing to pay when due and prior to the expiration of any applicable cure period any monetary amount to be paid by Tenant under this Lease, Landlord may require that Tenant thereafter during the remaining Term of this Lease pay to Landlord, in monthly payments due at the time payments of Fixed Rent are due hereunder, the estimated amounts of the annual premiums for all or a portion of the insurance to be carried by Tenant and payments of Property Taxes to be made by Tenant under this Lease; provided, however, if the Landlord requires such estimated payments and Tenant, for a period of twenty-four (24) consecutive months after the first time Landlord requires such estimated payments, does not commit a default under paragraph 17 of this Lease by failing to pay when due and prior to the expiration of any applicable cure period any monetary amount to be paid by Tenant under this Lease (including but not limited to such estimated payments), Tenant, except as otherwise provided in subparagraph 14(a), shall no longer be required to make such estimated payments unless and until Tenant at any time thereafter commits a default under paragraph 17 of this Lease by failing to pay when due and prior to expiration of any applicable cure period any monetary amount to be paid by Tenant under this Lease. The estimated payments required by this subparagraph (y) shall be in addition to any impound payments required by subparagraph 14(a), but Tenant may credit against payments due under this subparagraph (y) any impound payments made by Tenant pursuant to subparagraph 14(a) to the extent such impound payments apply to the same expense item as an estimated payment under this subparagraph (y). The amount of each estimated monthly payment shall be determined by dividing the Landlord's estimate of the annual amount of the applicable payment, as determined in the exercise of Landlord's reasonable discretion, by twelve (12). Landlord shall then use the estimated payments to pay the amounts owing if Tenant is not in default under this Lease; provided, however, Tenant shall remain fully obligated to pay to Landlord or directly to the applicable entity, as Landlord may direct, any deficiency between the amount owing for the applicable insurance premium or Property Tax and the amount of the estimated payments held by Landlord for application to such premium or Property Tax. The amount of estimated payments paid and to be paid by Tenant shall be reconciled on an annual basis, with appropriate deficiency payments and adjustments to be made or credits given in the event that the estimated payments result in any underpayment or overpayment to Landlord by Tenant when the amount of the actual charges for the applicable premiums and/or Property Taxes are actually determined.

         19. Toxic Materials.

         (a) Definitions.

                  (i) As used in this Lease, the term "Hazardous Material[s]" means any oil, flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials including, without limitation, any substances that pose a hazard to the Premises or to persons on or about the Premises and any substances defined as or included in the definition of "hazardous substance," "hazardous waste," "hazardous material," "toxic substance," "extremely hazardous waste," "restricted hazardous waste" or words of similar import, now or subsequently regulated in any way under applicable federal, state or local laws or regulations, including without limitation, petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs, urea formaldehyde foam insulation, transformers or other equipment containing dielectric fluid, levels of polychlorinated biphenyls, or radon gas, and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons.

                  (ii) As used herein, the term "Environmental Law[s]" means any one or all of the following: the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. ss.ss. 9601 et seq.); the Resource Conservation and Recovery Act as amended (42 U.S.C. ss.ss. 6901 et seq.); the Safe Drinking Water Act as amended (42 U.S.C. ss.ss. 300f et seq.); the Clean Water Act as amended (33 U.S.C. ss.ss. 1251 et seq.); the Clean Air Act as amended (42 U.S.C. ss.ss. 7401 et seq.); the Toxic Substances Control Act as amended (15 U.S.C. ss.ss. 136 et seq.); the Solid Waste Disposal Act as amended (42 U.S.C. ss.ss. 3251 et seq.); the Hazardous Materials Transportation Act (49 U.S.C. ss.ss. 1801 et seq.); the regulations promulgated under any of the foregoing; and all other laws, regulations, ordinances, standards, policies, and guidelines now in effect or hereinafter enacted by any governmental entity (whether local, state or federal) having jurisdiction or regulatory authority over the Premises or the Project or over activities conducted therein and which deal with the regulation or protection of human health, industrial hygiene or the environment, including the soil, subsurface soil, ambient air, groundwater, surface water, and land use.

                  (iii) As used herein, the term "Environmental Activity[ies]" means any generation, manufacture, production, pumping, bringing upon, use, storage, treatment, release, discharge, escaping, emitting, leaching, disposal or transportation of Hazardous Materials.

         (b) Prohibition on Hazardous Materials. Except as specifically provided in subparagraph (c) below, Tenant shall not cause or permit any Environmental Activities in, on or about the Premises by Tenant or Tenant's agents, employees, contractors, assignees, sublessees or invitees (hereinafter cumulatively referred to as "Tenant's Agents") without the prior written consent of Landlord. Landlord shall be entitled to take into account such factors or facts as Landlord may reasonably determine to be relevant in determining whether to consent to Tenant's proposed Environmental Activity and Landlord may attach conditions to any such consent if such conditions are reasonably necessary to protect Landlord's interests in avoiding potential liability upon Landlord or damage to Landlord's property arising from any Environmental Activity by Tenant or Tenant's Agents. In no event shall Landlord be required to consent to the installation or use of any storage tanks on the Premises.

         (c) Exception to Prohibition. Notwithstanding the prohibition set forth in subparagraph (b) above, but subject to Tenant's covenant to comply with all Environmental Laws and with the other provisions of this paragraph 19, Tenant may bring upon, keep and use in the Improvements (but not outside the Improvements) (i) general office supplies typically used in an office or warehouse in the ordinary course of business, such as copier toner, liquid paper, glue, ink and janitorial supplies, so long as such supplies are used in the manner for which they were designed and in such amounts as may be normal for the business operations conducted by Tenant in the Premises, and (ii) those Hazardous Materials, if any, described on Exhibit G attached hereto and by this reference made a part hereof so long as Tenant has delivered to Landlord a description of the handling, storage, use and disposal procedures to be utilized by Tenant with respect thereto.

         (d) Compliance with Environmental Laws. Tenant shall keep and maintain the Premises in compliance with, and shall not cause or permit the Premises to be in violation of, any Environmental Laws. All Tenant's activities at the Premises shall be in accordance with all Environmental Laws. Additionally, Tenant shall obtain any and all necessary permits for Tenant's activities at the Premises. Tenant's obligations and liabilities under this paragraph 19 shall continue so long as Landlord bears any liability or responsibility under the Environmental Laws for any action that occurs on the Premises during the term of this Lease.

         (e) Environmental Notices. Each party shall immediately notify the other party of, and upon request from the other party shall provide such other party with copies of, the following:

                  (i) Any correspondence, communication or notice, oral or written, to or from any governmental entity regarding the application of Environmental Laws to the Premises or Tenant's operations on the Premises including, without limitation, notices of violation, notices to comply and citations;

                  (ii) Any reports filed pursuant to any Environmental Law or self-reporting requirements;

                  (iii)    Any permits and permit applications; and

                  (iv) Any change in Tenant's operations on the Premises that will change or has the potential to change Tenant's or Landlord's obligations or liabilities under Environmental Laws.

Tenant shall also notify the Landlord of the release of any Hazardous Material in, on, under, about or above the Premises or the Project.

         (f) Tenant's Environmental Indemnity. Tenant shall protect, indemnify, defend (with counsel satisfactory to Landlord) and hold harmless Landlord and its directors, officers, partners, employees, agents, lenders, and ground lessees, if any, and their respective successors and assigns for, from and against any and all losses, damages, claims, costs, expenses, penalties, fines and liabilities of any kind (including, without limitation, the cost of any investigation, remediation and cleanup, and attorneys' fees) which are attributable to (i) any Environmental Activity on the Premises undertaken or committed by Tenant or Tenant's Agents or caused by the negligence of such persons during the Term of this Lease, (ii) any remedial or clean-up work undertaken by or for Tenant in connection with Tenant's Environmental Activities or Tenant's compliance with Environmental Laws, or (iii) the breach by Tenant of any of its obligations and covenants set forth in this paragraph 19. Landlord shall have the right but not the obligation to join and participate in, and control, if it so elects, any legal proceedings initiated in connection with the Environmental Activities of Tenant or Tenant's Agents. Landlord may also negotiate, defend, approve and appeal any action taken or issued by any applicable governmental authority with regard to contamination of the Premises or Project by a Hazardous Material. Any costs or expenses incurred by Landlord for which Tenant is responsible under this paragraph 19 or for which Tenant has indemnified Landlord shall be reimbursed by Tenant on demand, as additional rent and with interest thereon, as provided by subparagraph 17(d) of this Lease. This indemnity shall survive the termination of this Lease.

         (g) Remedial Work at Tenant's Expense. If (i) any Environmental Activity undertaken by Tenant or Tenant's Agents results in contamination of the Premises or Project or any portion thereof, or the soil or groundwater thereunder, or (ii) any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature ("Remedial Work") is necessary or appropriate due to or in connection with Tenant's use or occupancy of the Premises, then, subject to Landlord's prior written approval and any conditions imposed by Landlord, Tenant shall promptly perform all Remedial Work, at Tenant's sole expense and without abatement of rent, as is necessary to return the affected portion of the Premises and/or Project and the soil and groundwater to the condition existing prior to the introduction of the contaminating Hazardous Material and to otherwise comply with all applicable Environmental Laws. Landlord's approval of such Remedial Work shall not be unreasonably withheld so long as such actions will not cause a material adverse effect on the Premises or the Project during or after expiration of the Lease Term. Landlord shall also have the right to approve any and all contractors hired by Tenant to perform such Remedial Work. All such Remedial Work shall be performed in compliance with all applicable laws, ordinances and regulations and in such a manner as to minimize any interference with the use and enjoyment of the Premises and Project. All costs and expenses of such Remedial Work shall be paid by Tenant including, without limitation, the charges of such contractor(s), and the reasonable fees and costs of the attorneys and consultants for Landlord incurred in connection with monitoring or review of such Remedial Work.

         (h) Landlord's Option. Landlord may elect, at Landlord's sole discretion, to perform any Remedial Work. Landlord and Landlord's agents shall have the right to enter the Premises at all reasonable times to inspect, monitor and/or perform Remedial Work. All expenses incurred by Landlord in connection with performing Remedial Work pursuant to subparagraph (g) above are payable by Tenant, upon Landlord's demand, with interest thereon, as provided by subparagraph 17(d).

         (i) Injunctive Relief. Tenant's failure to abide by the terms of this paragraph 19 shall be restrainable by injunction.

         (j) Self-Help. Landlord shall have the right of "self-help" or similar remedy in order to minimize any damages, expenses, penalties and related fees or costs arising from or related to a violation of any Environmental Law with respect to the Premises or the Project.

         (k) Other Tenants and Owners. Other tenants or owners of property in the Project may be using, handling or storing certain Hazardous Materials in connection with such tenants' or owners' use of their premises or property. The failure of another tenant or owner to comply with applicable laws and procedures could result in a release of Hazardous Materials and contamination to improvements within the Project or the soil and groundwater thereunder. In the event of such a release, the tenant or owner responsible for the release, and not Landlord, shall be responsible for any claim, damage or expense incurred by Tenant by reason of such contamination and Tenant and Landlord shall each exhaust all of their respective remedies against such other tenant or owner with respect to any claim the Tenant or Landlord, as applicable, may have against the other tenants or owners without any right to seek any recovery against the other party to this Lease.

         (l) Environmental Inspection. Tenant shall, if reasonably required by Landlord on account of the activities or suspected activities of Tenant or Tenant's Agents, retain a recognized environmental consultant (the "Consultant") acceptable to Landlord to conduct an investigation of the Premises and of other portions of the Project deemed appropriate by Landlord ("Environmental Assessment") (i) for Hazardous Materials contamination in, about or beneath the Premises or the Project as a result of such activities and (ii) to assess all Environmental Activities of Tenant and Tenant's Agents on the Premises or the Project for compliance with all applicable laws, ordinances and regulations and for the use of procedures intended to reasonably reduce the risk of a release of Hazardous Materials. The Environmental Assessment shall be performed in a manner reasonably calculated to discover the presence of Hazardous Materials contamination and shall be of a scope and intensity reflective of the general standards of professional environmental consultants who regularly provide environmental assessment services in connection with the transfer or leasing of real property. Additionally, the Environmental Assessment shall take into full consideration the past and present uses of the Premises and Project and other factors unique to the Premises and Project. If Landlord obtains the Environmental Assessment because of the activities of Tenant or Tenant's Agents, as reasonably demonstrated by Landlord or indicated in the Environmental Assessment, Tenant shall pay Landlord on demand the cost of the Environmental Assessment, with interest thereon, as additional rent and in accordance with subparagraph 17(d). If Landlord so requires, Tenant shall comply, at its sole cost and expense, with all reasonable recommendations contained in the Environmental Assessment with respect to Environmental Activities by Tenant or Tenant's Agents, including any recommendation with respect to the precautions which should be taken with respect to Environmental Activities on the Premises or the Project or any recommendations for additional testing and studies to detect the presence of Hazardous Materials. Tenant covenants to reasonably cooperate with the Consultant and to allow entry and reasonable access to all portions of the Premises for the purpose of Consultant's investigation.

         (m) Surrender of Premises - Environmental Considerations. Prior to or after the expiration or termination of the Lease Term, Landlord may have an Environmental Assessment of the Premises performed in accordance with subparagraph (l) above. Tenant shall perform, at its sole cost and expense, any Remedial Work recommended by the Consultant which is necessary to remove, mitigate or remediate any Hazardous Materials contamination of the Premises or Project in connection with any Environmental Activities of Tenant or Tenant's Agents; provided, however, if no such Remedial Work is recommended by the Consultant as necessary for the above specified reasons, Landlord, and not Tenant as provided in subparagraph (l) above, shall pay for the cost of the Environmental Assessment. Prior to surrendering possession of the Premises, Tenant shall also, unless otherwise directed by Landlord, remove any personal property, equipment, fixture (except for any fixture installed by Landlord) and/or storage device or vessel on or about the Premises and/or Project which is contaminated by or contains Hazardous Materials as a result of the activities of Tenant or Tenant's Agents and repair all damage to the Premises and the Project caused by such removal.

         (n) Landlord's Environmental Indemnity. Landlord shall protect, indemnify, defend (with counsel satisfactory to Tenant) and hold harmless Tenant and its directors, officers, partners, employees and agents, for, from and against any and all losses, damages, claims, costs, expenses, penalties, fines and liabilities of any kind (including, without limitation, the cost of any investigation, remediation and cleanup, and attorneys' fees) which are attributable to any Environmental Activity on the Premises undertaken or committed by Landlord or Landlord's Agents (except for Environmental Activities undertaken by or on behalf of Landlord in the exercise of Landlord's rights under this paragraph 19) or caused by the negligence of such persons during the Term of this Lease.

         (o) Remedial Work at Landlord's Expense. If (i) any Environmental Activity undertaken by Landlord or Landlord's Agents results in contamination of the Premises or any portion thereof, or the soil or groundwater thereunder, or
(ii) any Remedial Work is necessary or appropriate on the Premises due to or in connection with Environmental Activities by Landlord or Landlord's Agents, and if such contamination may have any material adverse effect on Tenant's use and enjoyment of the Premises or impose any liability on Tenant, then Landlord shall promptly perform all Remedial Work, at Landlord's sole expense, as is necessary to return the affected portion of the Premises to a condition which no longer has any material adverse effect on Tenant's use and enjoyment thereof and no longer exposes potential liability on Tenant. All such Remedial Work shall be performed in compliance with all applicable laws, ordinances and regulations and in such a manner as to minimize any interference with the use and enjoyment of the Premises. All costs and expenses of such Remedial Work shall be paid by Landlord.

         IN WITNESS WHEREOF, the undersigned have executed this Lease as of the date and year first above written.


LANDLORD

HEWSON/BRECKNER-BASELINE, L.L.C.,
an Arizona limited liability company


By:__________________________________
   HEWSON PROPERTIES, INC.,
   a California Corporation

   Its:  Manager

   By:
        -----------------------------
   Its:
        -----------------------------



TENANT

ACTION PERFORMANCE COMPANIES, INC.,
an Arizona corporation


By:__________________________________
Name:________________________________
Title:_______________________________

TENANT ACKNOWLEDGMENTS:


STATE OF ARIZONA                    )
                                    ) ss:
COUNTY OF MARICOPA                  )

         The foregoing instrument was acknowledged before me this _____ day of April, 1997, by ___________________________, the ___________________________ of
ACTION PERFORMANCE COMPANIES, INC., an Arizona corporation, on behalf of the corporation.

                                      __________________________________________
                                                   NOTARY PUBLIC

My Commission Expires:

__________________________





LANDLORD ACKNOWLEDGMENTS:
------------------------

STATE OF ARIZONA                    )
                                    ) ss:
COUNTY OF MARICOPA                  )

         The foregoing instrument was acknowledged before me this _____ day of April, 1997, by Gary J. Hewson, the Managing Member of HEWSON/BRECKNER-BASELINE, L.L.C., an Arizona limited liability company, on behalf of the limited liability company.

                                      __________________________________________
                                                   NOTARY PUBLIC

My Commission Expires:

__________________________

STATE OF ARIZONA                    )
                                    ) ss:
COUNTY OF MARICOPA                  )

         The foregoing instrument was acknowledged before me this _____ day of April, 1997, by _______________________, the _____________________ of HEWSON
PROPERTIES, INC., a California corporation and Manager of HEWSON/BRECKNER-BASELINE, L.L.C., an Arizona limited liability company, on behalf of the limited liability company.

                                      __________________________________________
                                                   NOTARY PUBLIC

My Commission Expires:

__________________________

                                    EXHIBIT F


                     4707 E. BASELINE ROAD, PHOENIX, ARIZONA


                           OPTION TO EXTEND LEASE TERM


First Extended Term
-------------------

         Provided that at the time of exercise Tenant is not in default under any term or provision of this Lease beyond expiration of any applicable cure period, then Tenant shall have the option to extend the term of this Lease for an additional period of five (5) years (the "First Extended Term") upon the same terms and conditions set forth in this Lease, so far as applicable, except that the rental for the First Extended Term shall be ninety-five percent (95%) of the market rent as hereinafter determined for the consummation, at the time of the exercise of such option, of similar lease transactions for comparable properties located in the general geographical area in which the Premises are located; provided, however, the monthly amount of the Fixed Rent during the First Extended Term shall not be less than the monthly amount of the Fixed Rent payable during the tenth year of the Initial Term nor more than one hundred fourteen percent (114%) of the amount of the Fixed Rent payable during the tenth year of the Initial Term. In the event the Tenant wishes to exercise this option to extend the term of the Lease, Tenant shall give Landlord written notice of such election not later than three hundred sixty-five (365) days prior to expiration of the initial Term.

Second Extended Term
--------------------

         Provided that at the time of exercise Tenant is not in default under any term or provision of this Lease beyond expiration of any applicable cure period and Tenant has previously exercised its option for the First Extended Term, then Tenant shall have the option to extend the term of this Lease (the "Second Extended Term") for one (1) additional period of five (5) years after the First Extended Term upon the same terms and conditions set forth in this Lease, so far as applicable, except that Tenant shall have no additional option to extend the Term hereof (beyond the Second Extended Term) and the rental rate for the Second Extended Term shall be ninety-five percent (95%) of the market rent for the consummation, at the time of the exercise of such option, of similar lease transactions for comparable properties located in the general geographical area in which the Premises are located. In the event the Tenant wishes to exercise this option to extend the term of the Lease, Tenant shall give Landlord written notice of such election not later than three hundred sixty-five (365) days prior to expiration of the First Extended Term.

Market Rental
-------------

         Upon receipt by Landlord of a notice that Tenant is exercising an option to extend the term of the Lease, Landlord and Tenant shall attempt to determine the market rent for the First or Second Extended Term, as applicable, with the market rent to reflect both a Fixed Rent as provided in subparagraph 5(a) of the Lease and those adjustments to Fixed Rent during the Extended Term which are of a type then typical in the rental market and to be based on the market rental for new leases being executed as of one year prior to the expiration of the Initial Term or of the First Extended Term, as applicable (the "Valuation Date"). In determining the market rent for an Extended Term, due consideration shall be given, among other things, to the length of the Extended Term; the amount of the Fixed Rent; whether or not such Fixed Rent should be subject to periodic Consumer Price Index or other adjustments; allowances to tenants for, and the making by Landlord of, tenant improvements; liability of tenants for reimbursable expenses; and the respective maintenance responsibilities of landlords and tenants; provided, however, the effect of all such considerations shall be reflected in the Fixed Rent and periodic Adjustments to Fixed Rent; no other provisions of this Lease shall be modified; and Landlord shall have no tenant improvement construction obligations.

         Landlord, within thirty (30) business days after the Valuation Date, shall present Tenant in writing with the proposed market rental. If Tenant is dissatisfied with the proposed market rental presented by Landlord, Tenant may, by delivery to Landlord of notice within ten (10) business days thereafter, elect to rescind Tenant's exercise of the option, in which event all rights of Tenant under this Exhibit C shall terminate, and if such exercise of the option to extend was made pursuant to the provisions of subparagraph 13(e) above, then Landlord's notice of termination of the Lease pursuant to subparagraph 13(e) shall be reinstated. If Tenant does not so rescind Tenant's notice of exercise, then Tenant shall, within thirty (30) business days after receipt of Landlord's proposed market rental, either accept the market rental proposed by the Landlord or present Landlord in writing with its proposed market rental. Within five (5) business days thereafter, Landlord shall either accept the market rental or notify Tenant that the proposed market rental is unacceptable. If the proposed market rental is unacceptable to Landlord, and/or if Landlord and Tenant are unable to agree as to the renewal fair market rental at least six (6) months prior to the Expiration Date of the Initial Term or the First Extended Term, as applicable, Landlord and Tenant will jointly appoint an appraiser to determine whether the market rental (including adjustment provisions) first proposed by Landlord or the market rental (including adjustment provisions) first proposed by Tenant is the rental which most accurately reflects the fair market rental at the Valuation Date. If Landlord and Tenant fail to agree upon an appraiser within five (5) months prior to the applicable Expiration Date, such appraiser will be appointed by the then President of the Local Chapter of The American Society of Appraisers and will be experienced in the appraisal of office, commercial and industrial properties in the Phoenix metropolitan area. The decision of such appraiser will be in writing and in duplicate; will be delivered to each of the parties to the Lease; and will either select all aspects of Landlord's first proposal (including adjustment provisions) or of Tenant's first proposal (including adjustment provisions) as the market rental provisions most reflective of the market conditions at the Valuation Date. The market rental provisions selected by the appraiser shall then be the rental rate provisions for the Extended Term, subject to the limitations and adjustments to such market rental rate set forth in this Exhibit F for determining the actual rental payable for each of the First Extended Term and the Second Extended Term, as applicable. The fee of the appraiser will be paid equally by Landlord and Tenant. If no determination is made prior to the commencement of an Extended Term, Tenant will continue to pay to Landlord the Fixed Rent plus Adjustments as in effect at the end of the term immediately preceding such Extended Term and, upon such fair market rental being determined, Tenant will pay to Landlord the difference between the rent already paid by Tenant for the Extended Term and the actual amount of rent attributable to the Extended Term through the date of such determination. Upon the determination of the fair market rental as aforesaid, the parties will enter into an amendment to the Lease stating the Fixed Rent and any Adjustments for the Extended Term.
                                        2